EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of IntegraMed America, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay Higham, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

                 1.        The Report fully  complies with the  requirements  of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/:Jay Higham
                                                    -----------------------
                                                    Jay Higham
                                                    Chief Executive Officer
                                                    August 11, 2006